UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

The RSQ International Equity Fund

Annual Report	October 31, 2014

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-355-4RSQ; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014 (Unaudited)

Dear Shareholders:

November 27, 2014 marks the one year anniversary of the RSQ International Equity Fund. As many of you know, our process is based on an international equity strategy we created over 15 years ago while working together at Julius Baer Investment Management. In fact, the majority of the RSQ team has been together since those days at Julius Baer/Artio Global. We believe that a diversified, core portfolio driven by dynamic sector and company fundamental analysis is the key to delivering consistent and superior risk-adjusted performance over the long-term. While this first year has been frustrating from a performance perspective, we continue to believe in our process and continue to see compelling long-term investment opportunities in the international equity markets. It is important for you to know that our personal assets are invested alongside yours, and we take the stewardship of that capital very seriously. We thank you for the trust and the confidence you have placed in us.

For the period under review, November 27, 2013 to October 31, 2014, the RSQ International Equity Fund (Institutional Shares) returned -5.40% versus the 0.54% return of the benchmark, MSCI All Country World ex-U.S. Index. This underperformance was primarily due to second quarter performance and largely the result of trend reversals beginning late in the first quarter. Heading into Q1, our positioning consisted of a sizeable overweight in Europe, especially the financial sector, and sizeable underweight in the emerging markets and Australia. Our thesis was that Europe will play catch-up as the economic environment continues to improve, combined with low valuations relative to most of the other major economies. The growing Ukraine/Russia conflict created a temporary roadblock because Germany and the Eastern European economies are most affected by the sanctions being imposed on Russia. Business sentiment has particularly suffered during this prolonged conflict. European banks look especially attractive based on valuation metrics, and we expect them to trade at significant premiums to book value over the next few years as they continue to clean up their balance sheets and as loan demand increases. Strength in the emerging world and in resource-rich countries like Australia and Canada should prove to be temporary as the Chinese economy slows, commodity prices steadily decline, and foreign capital flows reverse.

As mentioned above, the bulk of our underperformance occurred during the second quarter, though it was during the late first quarter that a sudden and steady rotation took place in international markets, sharply reversing a trend established more than two years ago. Emerging market assets and energy stocks rallied sharply, while European financials and cyclicals were heavily sold. Our main detractor on a regional basis was Europe. Within Europe, the financial sector and the cyclical sectors (such as Industrials, Materials and Consumer Discretionary) proved to be the greatest sector-level detractors. On the positive side, our currency hedges added value. We hedged some of our Euro and Japanese Yen exposure into the US Dollar.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014 (Unaudited)

Though our conviction towards European banks served us well last year, the tailwind turned negative this year as returns within the banking sector varied widely. The banks with strong balance sheets and good retail franchises outperformed while the banks that experienced high fines through their capital market exposures or had weak balance sheets underperformed. For example, Danske Bank was our best contributor while BNP and Barclays were our worst contributors. Due to an accounting scandal, Espirito Santo was another underperformer.

The benign economic outlook put selling pressure on cyclically sensitive stocks. In Italy, our holding in Mediaset was one of our main detractors to performance as the advertising recovery made slow progress. The market favored stocks with more defensive characteristics.

Our overweight in the pharmaceuticals sector was a positive contributor. Drug companies showed continuous earnings improvement, and our particular holdings have good prospects within their drug pipelines. Our biggest contributors in this space were Novartis, Bayer, and Roche.

Although we maintain an underweight position in Emerging Markets, we did add some exposure over the course of the year. The major additions were Chinese internet names (Baidu, Tencent, JD.com and Alibaba Group) and a Mexican cement producer (Cemex). We also added some exposure to India.

Given our strong convictions, as reflected by our high level of active risk versus the benchmark, periods of underperformance are to be expected. While our portfolio is built with a three-to-five-year horizon, we periodically adjust the portfolio to reflect changes in our theses or the investment environment.

Going forward, we continue to expect volatility in the markets over the short term, especially as the Fed tightens over the course of the coming year and the European Central Bank and the Bank of Japan give clarity on their asset purchase programs. We continue to view the appeal in growth stocks as limited and challenging. Growth opportunities tend to be overly concentrated in the technology sector and in emerging countries. While valuation seems to be the main headwind in many internet/high-tech names, domestic imbalances and structural reforms are the main challenges in the structurally attractive emerging markets. Despite these challenges, we are always searching for investment opportunities that we believe are well-positioned to grow into their valuation or overcome the current macro challenges. As such, we continue to research the technology sector. At the same time, we are monitoring reform progress in key emerging markets and the rebalancing efforts in China that may indicate important

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014 (Unaudited)

tipping points. We are increasing our portfolio exposure further towards value and income because we believe the best opportunities currently lie there. Despite the setback in European financials, we continue to believe that European banks are great bargains — they are dominant franchises in their local markets, yet they trade around or below tangible book value. Patience may be a well-rewarded virtue in this sector.

In conclusion, while we never like to see our funds underperform in the short-term, we believe strongly in our investment process and our team. We will remain disciplined and opportunistic in identifying tailwinds in the international markets through rigorous fundamental research. Our fund represents our highest conviction ideas and incorporates a risk-managed and diversified approach to international equity investing. We strongly believe that time-tested principles will generate long-term results for our shareholders. We appreciate your continued confidence and thank you for your support.

Best Regards,

Richard Pell

Chairman

Mutual fund investing involves risk, including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. Emerging markets and small cap holdings involve heightened risk related to the same factors, as well as increased volatility and lower trading volume. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses. The use of leverage by the fund managers may accelerate the velocity of potential losses.

RSQ Funds are distributed by SEI Investments Distribution Co., which is not affiliated with R Squared Capital Management or any other affiliate.

The MSCI All Country World ex-U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indexes comprising 22 developed and 23 emerging market country indexes.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014 (Unaudited)

Growth of a $10,000 Investment

AVERAGE ANNUAL RETURN TOTAL FOR PERIOD ENDED OCTOBER 31, 2014†
Cumulative Inception to Date*
Institutional Class	(5.40%)
Investor Class	(5.60%)
MSCI All Country World ex-U.S. Index	0.54%

*	The RSQ International Equity Fund commenced operations on November 27, 2013.

†	If the Adviser had not waived a portion of its fee, the Fund’s return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Portfolio shares.

See definition of comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

Sector Weightings (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 87.2%
	Shares	Value

AUSTRALIA — 0.5%
Telstra	49,132	$243,142

BELGIUM — 1.7%
KBC Groep*	15,585	834,754

CANADA — 1.4%
Canadian National Railway	2,242	158,011
Suncor Energy	13,897	493,288

		651,299

CHINA — 6.1%
Alibaba Group Holding ADR*	2,898	285,743
Baidu ADR*	5,056	1,207,221
JD.com ADR*	21,414	511,580
Tencent Holdings	31,600	503,631
Vinda International Holdings	305,000	462,503

		2,970,678

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

DENMARK — 1.9%
Novo Nordisk, Cl B	9,918	$448,583
TDC	62,639	477,739

		926,322

FRANCE — 10.7%
Accor	6,591	276,720
Airbus Group	8,798	524,694
AXA	10,532	242,929
BNP Paribas	14,702	923,584
GDF Suez	23,683	574,309
Lafarge	6,714	465,265
L’Oreal	903	141,534
LVMH Moet Hennessy Louis Vuitton	655	111,075
Orange	51,498	820,394
Pernod Ricard	3,128	355,968
Sanofi	2,716	250,655
Sodexo	4,479	431,374
Vinci	1,819	103,638

		5,222,139

GERMANY — 11.3%
Bayer	8,863	1,259,797
Continental	1,243	243,959
Daimler	5,090	395,581
Deutsche Post	20,310	637,558
Deutsche Telekom	42,959	646,955
Fresenius & KGaA	5,556	285,753
HeidelbergCement	9,414	640,692
Linde	2,343	431,965
Muenchener Rueckversicherungs-Gesellschaft	2,314	454,740
SAP	7,627	518,309

		5,515,309

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

HONG KONG — 0.5%
Sands China	21,200	$132,035
Wynn Macau	34,000	122,757

		254,792

IRELAND — 2.5%
Bank of Ireland*	2,541,136	996,524
CRH	9,529	211,295

		1,207,819

ITALY — 5.4%
Enel	49,175	250,758
Intesa Sanpaolo	341,976	1,001,741
Telecom Italia	856,357	764,997
UniCredit	81,336	586,977

		2,604,473

JAPAN — 12.6%
Bridgestone	14,700	478,810
Daikin Industries	7,700	468,024
Isuzu Motors	38,000	485,402
ITOCHU	20,600	245,590
Japan Tobacco	19,600	658,433
KDDI	9,800	631,595
Nitto Denko	8,400	446,057
Seven & I Holdings	13,800	526,986
SMC	900	249,436
Suzuki Motor	15,300	498,627
Toyota Motor	13,000	753,526
Unicharm	30,600	702,458

		6,144,944

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

MEXICO — 2.7%
America Movil ADR, Cl L	23,533	$574,441
Cemex ADR*	61,534	756,864

		1,331,305

NETHERLANDS — 2.4%
ASML Holding	7,764	772,849
Constellium, Cl A*	6,923	140,191
Heineken	3,647	272,286

		1,185,326

NORWAY — 1.0%
DNO*	53,259	129,381
Telenor	16,716	375,373

		504,754

SOUTH AFRICA — 0.6%
MTN Group	12,137	268,075

SPAIN — 1.7%
Banco Bilbao Vizcaya Argentaria	62,916	702,193
Telefonica	7,876	118,365

		820,558

SWEDEN — 0.7%
Telefonaktiebolaget LM Ericsson, Cl B	30,305	356,276

SWITZERLAND — 8.9%
Holcim*	3,063	216,888
Novartis	15,867	1,472,204
Roche Holding	5,453	1,607,373
Swiss Re*	5,810	469,050
Zurich Insurance Group*	1,780	537,819

		4,303,334

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

TAIWAN — 1.3%
Taiwan Semiconductor Manufacturing ADR	28,835	$634,947

UNITED KINGDOM — 13.3%
BHP Billiton	6,891	177,550
BT Group, Cl A	85,202	500,940
Compass Group	8,070	129,882
Experian	13,494	202,606
GKN	19,541	99,415
Glencore*	21,549	110,286
HSBC Holdings	63,647	651,174
Imperial Tobacco Group	13,862	601,220
Lloyds Banking Group*	703,126	867,630
Prudential	12,721	293,573
Royal Bank of Scotland Group*	49,119	304,902
SABMiller	4,087	230,485
Smith & Nephew	32,933	556,909
Vodafone Group	267,168	886,058
Whitbread	2,476	172,868
WPP	34,551	673,265

		6,458,763

TOTAL COMMON STOCK (Cost $43,525,159)		42,439,009

EXCHANGE TRADED FUNDS — 6.0%
iShares MSCI Emerging Markets ETF	39,423	1,661,679
iShares MSCI India Index ETF*	73,600	567,456
iShares MSCI Japan ETF	59,748	720,561

TOTAL EXCHANGE TRADED FUNDS (Cost $2,762,135)		2,949,696

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

PREFERRED STOCK — 1.3%
	Shares	Value

GERMANY — 1.3%
Porsche Automobil Holding	1,150	$94,130
Volkswagen	2,482	528,803

TOTAL PREFERRED STOCK (Cost $795,129)		622,933

SHORT-TERM INVESTMENT — 1.3%
SEI Daily Income Trust, Government Fund, 0.020% (A) (Cost $633,618)	633,618	633,618

TOTAL INVESTMENTS — 95.8% (Cost $47,716,041)		$46,645,256

Percentages are based on Net Assets of $48,682,712.

The outstanding forward foreign currency contracts held by the Fund at October 31, 2014, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Northern Trust Company	12/8/14-1/22/15	EUR	4,976,000	USD	6,437,701	$201,832
Northern Trust Company	12/10/14	GBP	945,000	USD	1,525,301	14,179
Northern Trust Company	12/11/14	JPY	207,000,000	USD	1,949,924	102,373
Northern Trust Company	12/10/14	USD	1,546,776	GBP	945,000	(35,654)

						$282,730

*	Non-income producing security.
(A)	Rate shown is the 7-day effective yield as of October 31, 2014.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

EUR — Euro

GBP — British Pound Sterling

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2014:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$243,142	$—	$—	$243,142
Belgium	834,754	—	—	834,754
Canada	651,299	—	—	651,299
China	2,970,678	—	—	2,970,678
Denmark	926,322	—	—	926,322
France	5,222,139	—	—	5,222,139
Germany	5,515,309	—	—	5,515,309
Hong Kong	254,792	—	—	254,792
Ireland	1,207,819	—	—	1,207,819
Italy	2,604,473	—	—	2,604,473
Japan	6,144,944	—	—	6,144,944
Mexico	1,331,305	—	—	1,331,305
Netherlands	1,185,326	—	—	1,185,326
Norway	504,754	—	—	504,754
South Africa	268,075	—	—	268,075
Spain	820,558	—	—	820,558
Sweden	356,276	—	—	356,276
Switzerland	4,303,334	—	—	4,303,334
Taiwan	634,947	—	—	634,947
United Kingdom	6,458,763	—	—	6,458,763

Total Common Stock	42,439,009	—	—	42,439,009
Exchange Traded Funds	2,949,696	—	—	2,949,696
Preferred Stock	622,933	—	—	622,933
Short-Term Investment	633,618	—	—	633,618

Total Investments in Securities	$46,645,256	$—	$—	$46,645,256

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$318,384	$—	$318,384
Unrealized Depreciation	—	(35,654)	—	(35,654)

Total Other Financial Instruments	$—	$282,730	$—	$282,730

*	Forwards contracts are value at the unrealized appreciation (depreciation) on the instrument.

For the period ended October 31, 2014, there have been no transfers between Level 1 and Level 2 or Level 2 and Level 3 assets and liabilities.

For the period ended October 31, 2014, there were no Level 3 investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $47,716,041)	$46,645,256
Foreign Currency, at Value (Cost $2,425,293)	2,414,692
Unrealized Gain on Forward Foreign Currency Contracts	318,384
Reclaim Receivable	78,439
Dividend and Interest Receivable	49,412
Deferred Offering Costs	5,476
Prepaid Expenses	3,962

Total Assets	49,515,621

Liabilities:
Payable for Investment Securities Purchased	716,976
Unrealized Loss on Forward Foreign Currency Contracts	35,654
Payable due to Administrator	11,890
Payable due to Adviser	4,939
Payable due to Trustees	3,102
Chief Compliance Officer Fees Payable	2,456
Other Accrued Expenses and Other Payables	57,892

Total Liabilities	832,909

Net Assets	$48,682,712

Net Assets Consist of:
Paid-in Capital	$51,278,370
Undistributed Net Investment Income	1,285,264
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(3,074,209)
Net Unrealized Depreciation on Investments	(1,070,785)
Net Unrealized Appreciation on Forward Foreign Currency Contracts and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	264,072

Net Assets	$48,682,712

Institutional Class Shares:
Net Assets	$48,118,435
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	5,086,313
Net Asset Value, Offering and Redemption Price Per Share	$9.46

Investor Class Shares:
Net Assets	$564,277
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	59,749
Net Asset Value, Offering and Redemption Price Per Share	$9.44

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
FOR THE PERIOD ENDED
OCTOBER 31, 2014*

STATEMENT OF OPERATIONS
Investment Income:
Dividends	$1,621,874
Less: Foreign Taxes Withheld	(88,975)

Total Investment Income	1,532,899

Expenses:
Investment Advisory Fees	372,485
Administration Fees	129,643
Distribution Fees (Investor Class)	1,201
Chief Compliance Officer Fees	8,500
Trustees’ Fees	10,000
Offering Costs (See Note 2)	66,297
Transfer Agent Fees	63,635
Legal Fees	47,500
Custodian Fees	23,762
Audit Fees	23,000
Printing Fees	22,000
Registration and Filing Fees	8,663
Other Expenses	14,993

Total Expenses	791,679

Less:
Investment Advisory Fee Waiver	(278,713)
Fees Paid Indirectly — Note 4	(2)

Net Expenses	512,964

Net Investment Income	1,019,935

Net Realized Gain (Loss) on:
Investments	(3,074,209)
Forward Contracts	327,247
Foreign Currency Transactions	(62,194)

Net Realized Loss	(2,809,156)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,070,785)
Forwards Contracts	282,730
Foreign Currency Transactions and Translation of other Assets and Liabilities Denominated in Foreign Currencies	(18,658)

Net Change in Unrealized Depreciation	(806,713)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(3,615,869)

Net Decrease in Net Assets Resulting from Operations	$(2,595,934)

*	Commenced operations on November 27, 2013.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
Period Ended October 31, 2014*
Operations:
Net Investment Income	$1,019,935
Net Realized Loss on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	(2,809,156)
Net Change in Unrealized Depreciation on Investments, Forward Foreign Currency Contracts and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(806,713)

Net Decrease in Net Assets Resulting From Operations	(2,595,934)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	50,680,140

Investor Class Shares
Issued	895,709
Redeemed	(297,203)

Net Investor Class Share Transactions	598,506

Net Increase in Net Assets From Capital Share Transactions	51,278,646

Total Increase in Net Assets	48,682,712

Net Assets:
Beginning of Period	—

End of Period (including Undistributed Net Investment Income of $1,285,264)	$48,682,712

*	Commenced operations on November 27, 2013.

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Period

	Institutional Class Shares
	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.20
Net Realized and Unrealized Loss	(0.74)

Total from Investment Operations	(0.54)

Net Asset Value, End of Period	$9.46

Total Return†	(5.40)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$48,118
Ratio of Expenses to Average Net Assets(1)	1.10	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.70	%††
Ratio of Net Investment Income to Average Net Assets	2.19	%††
Portfolio Turnover Rate	107	%†††

*	Commenced operations on November 27, 2013.

**	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Period

	Investor Class Shares
	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.16
Net Realized and Unrealized Loss	(0.72)

Total from Investment Operations	(0.56)

Net Asset Value, End of Period	$9.44

Total Return†	(5.60)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$564
Ratio of Expenses to Average Net Assets(1)	1.35	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	2.07	%††
Ratio of Net Investment Income to Average Net Assets	1.76	%††
Portfolio Turnover Rate	107	%†††

*	Commenced operations on November 27, 2013.

**	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 40 funds. The financial statements herein are those of the RSQ International Equity Fund (the “Fund”). The investment objective of the Fund is long-term growth of capital. The Fund is diversified and it’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located throughout the world, normally excluding the United States. Under normal market conditions, the Fund will invest in at least three countries outside the United States, and at least 65% of its net assets will be invested in non-U.S. companies, in both developed and emerging market countries. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund commenced operations on November 27, 2013.

2. Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The Fund is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation  —  Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the R Squared Capital Management L.P. (the “Adviser”) of the Fund becomes aware of a

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called. In addition, the SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses Interactive Data Pricing and Reference Data, Inc., (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non- U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended October 31, 2014, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended October 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Fund enters into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. It is the Fund’s policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward foreign currency contracts separately on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2014, if applicable.

For the period ended October 31, 2014, the average volume of activity of forward foreign currency contracts were as follows:

Average Monthly Notional Contracts Purchased	$1,964,764
Average Monthly Notional Contracts Sold	$1,546,776

Over-the-Counter (“OTC”) Derivative Contracts — The risks of investing in OTC derivatives may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Certain Funds are party to International Swap Dealers Association, Inc. (“ISDA”) master agreements. These agreements are with select counterparties and they govern transactions, including certain OTC derivative and foreign exchange contracts, entered into by the Trust on behalf of a Fund and the counterparty.

The ISDA master agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA master agreement. If the Fund’s net assets were to

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

decline below an agreed upon level, the Fund may be required to terminate the existing contracts at the existing fair value.

To reduce counterparty risk with respect to OTC transactions, the Fund have entered into master netting arrangements, established within the Fund’s ISDA master agreements or other similar agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a netting agreement or similar arrangement

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

and net of the related collateral excluding any independent amounts received by the Fund as of October 31, 2014:

Counterparty	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Forward currency contracts
Northern Trust Company	$318,384	$(35,654)	$—	$282,730

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral excluding any independent amounts received by the Fund as of October 31, 2014:

Counterparty	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Forward currency contracts
Northern Trust Company	$35,654	$(35,654)	$—	$—

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2014, the remaining amount still to be amortized for the Fund was $5,476.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee as a percentage of daily net assets equal 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% on assets over $500 million, subject to a minimum annual fee of $140,000.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The annual distribution and/or service fee for Investor Class Shares of the Fund is 0.25%.

Citibank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

During the period ended October 31, 2014, the Fund earned cash management credits of $2 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.80% of the Fund’s

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

average daily net assets. The Adviser has contractually agreed (effective November 27, 2013) to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.10% and 1.35% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, until February 28, 2015. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees of the Trust, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2015.

As of October 31, 2014, fees which were previously waived by the Adviser that can be recaptured were $278,713, expiring in 2017.

6. Share Transactions:

Period Ended October 31, 2014*
Shares Transactions:
Institutional Class Shares
Issued	5,086,313

Increase in Institutional Class Shares	5,086,313

Investor Class Shares
Issued	90,569
Redeemed	(30,820)

Increase in Investor Class Shares	59,749

*	Commenced operations on November 27, 2013.

7. Investment Transactions:

For the period ended October 31, 2014, the Fund made purchases of $101,267,892 and sales of $51,111,266 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences are primarily attributable to foreign exchange gain/loss and nondeductible tax paid have been reclassified to (from) the following accounts:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/Loss	Paid-in Capital
$265,329	$(265,053)	$(276)

These reclassifications have no impact on net assets or net asset value per share.

As of October 31, 2014, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,567,994
Capital Loss Carryforwards	(2,813,604)
Unrealized Depreciation	(1,067,318)
Other Temporary Differences	(282,730)

Total Accumulated Losses	$(2,595,658)

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Short-Term Loss	Long-Term Loss	Total
$2,813,604	$—	$2,813,604

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2014, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$47,976,646	$1,695,913	$(3,027,303)	$(1,331,390)

9. Concentration of Risks:

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned, if applicable.

10. Other:

At October 31, 2014, 100% of the Institutional Class shares outstanding were held by two record shareholders and 92% of the Investor Class shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of multiple underlying shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund II and the Shareholders of

The RSQ International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The RSQ International Equity Fund (one of the portfolios constituting The Advisors’ Inner Circle Fund II, hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period November 27, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 24, 2014

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Shares	$1,000.00	$928.40	1.10%	$5.35
Investor Shares	1,000.00	927.30	1.35	6.56

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.67	1.10%	$5.60
Investor Shares	1,000.00	1,018.40	1.35	6.87

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III and O’Connor EQUUS. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)

Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-355-4RSQ. The following chart lists Trustees and Officers as of October 31, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003. Chairman of the Board of Trustees of The Advisors’ Inner Circle III and O’Connor EQUUS since 2014.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.
5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.

GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
RAMI ABDEL- RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.
4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.

DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
JOHN Y. KIM 33 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
EDWARD McCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012).Associate, Drinker Biddle & Reath LLP (2006-2011).
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

Other

Directorships

Held by

Officer

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2014

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2014, the Fund is designating the following items with regard to distributions paid during the period.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain(5)	Foreign Tax Credit(6)
0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions).

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2014. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2014. The total amount of foreign source income is $1,592,814. The total amount of foreign tax paid is $60,099. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

RSQ International Equity Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-355-4RSQ

Adviser:

R Squared Capital Management L.P.

299 Park Avenue, 6th Floor

New York, NY 10171

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

RSQ-AR-001-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$110,750	$0	$0	$43,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$200,000	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $200,000 and $0 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

By (Signature and Title)*	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman,
Treasurer, Controller & CFO

Date: January 6, 2015

*	Print the name and title of each signing officer under his or her signature.